Offerings - Offering: 1	Aug. 06, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 151,291,553.08
Amount of Registration Fee	$ 20,893.36
Offering Note	The transaction value is calculated as the estimated aggregate maximum purchase price for Shares. The fee of $20,893.36 was paid in connection with the filing of the Schedule TO-I by Antares Strategic Credit Fund (File No. 005-95034) on May 14, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.